ALTEGRIS KKR COMMITMENTS FUND

(the “Fund”)

Supplement dated March 8, 2016 to the

Statement of Additional Information (the “SAI”), dated April 22, 2015

Effective February 29, 2016, Jon C. Sundt stepped down from his position as President of the Fund.  Accordingly, all references to Mr. Sundt are hereby removed from the Fund’s SAI.

As of February 29, 2016, the Board of Trustees of the Fund appointed Jack Rivkin as the President of the Fund to replace Mr. Sundt.  In addition, effective immediately, the following row is added to the “Officers” table in the “Management of the Fund” section of the SAI:

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Jack Rivkin (75) c/o Altegris KKR Commitments Fund 1200 Prospect Street Suite 400 La Jolla, CA 92037	President	Indefinite Length — Since 2016

Chief Executive Officer and Chief Investment Strategist, Altegris Group of Companies (since 2016); Chief Investment Officer, Altegris Advisors, L.L.C. and Altegris Clearing Solutions, L.L.C. (2013 — 2016); Executive Adviser, Aquiline Capital Partners (2013)

Please retain this supplement for future reference.